UNUM GROUP®

Fourth Quarter 2023

Statistical Supplement

Unum Group
Statistical Supplement Fourth Quarter 2023

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.4 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Consolidated U.S. GAAP Results¹
Premium Income	$2,551.7	$2,410.2	$10,046.0	$9,616.5	$9,475.0

Adjusted Operating Revenue	$3,151.1	$2,998.2	$12,421.9	$11,999.8	$11,931.1
Net Investment Gain (Loss)	(6.0)	6.6	(36.0)	(15.7)	76.7
Revenue	$3,145.1	$3,004.8	$12,385.9	$11,984.1	$12,007.8

Net Income	$330.6	$289.2	$1,283.8	$1,407.2	$981.0
Net Income Per Common Share:
Basic	$1.70	$1.45	$6.53	$7.01	$4.80
Assuming Dilution	$1.69	$1.44	$6.50	$6.96	$4.79

Assets			$63,255.2	$61,148.5	$72,292.3
Liabilities			$53,603.8	$52,413.5	$66,258.4
Stockholders' Equity			$9,651.4	$8,735.0	$6,033.9
Adjusted Stockholders' Equity			$12,292.6	$11,459.1	$10,528.4

Adjusted Operating Return on Equity
Unum US	24.3%	15.3%	23.1%	16.4%	7.0%
Unum International	16.1%	26.4%	16.5%	20.7%	10.4%
Colonial Life	15.5%	17.9%	18.1%	19.9%	20.0%
Core Operating Segments	21.1%	17.0%	21.2%	17.7%	10.4%
Consolidated	11.5%	10.7%	12.7%	11.8%	9.1%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$228.9	$240.4	$1,351.5	$965.4	$681.1
Net Realized Capital Gain (Loss), After Tax	(17.0)	2.3	(21.6)	—	98.4

Net Income	$211.9	$242.7	$1,329.9	$965.4	$779.5

Capital and Surplus			$3,751.3	$3,816.3	$3,950.3

Weighted Average Risk-based Capital Ratio			~ 415%	~ 420%	~ 395%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Unum Insurance Company, Provident Life and Casualty Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2023		12/31/2022		12/31/2021
	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Total Stockholders' Equity (Book Value)	$9,651.4	$49.91	$8,735.0	$44.17	$6,033.9	$29.79
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,919.1)	(9.92)	(3,028.4)	(15.31)	4,014.4	19.82
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(648.4)	(3.35)	313.9	1.59	(8,570.7)	(42.32)
Net Gain (Loss) on Hedges	(73.7)	(0.39)	(9.6)	(0.05)	61.8	0.30
Subtotal	12,292.6	63.57	11,459.1	57.94	10,528.4	51.99
Excluding:
Foreign Currency Translation Adjustment	(321.1)	(1.66)	(390.1)	(1.98)	(274.1)	(1.35)
Subtotal	12,613.7	65.23	11,849.2	59.92	10,802.5	53.34
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(345.7)	(1.79)	(334.1)	(1.69)	(396.0)	(1.96)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,959.4	$67.02	$12,183.3	$61.61	$11,198.5	$55.30

Dividends Paid	$277.1	$1.39	$255.3	$1.26	$240.6	$1.17

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
Shares Repurchased (millions)	1.8	1.5	5.7	5.7	1.9
Cost of Shares Repurchased (millions)[1]	$76.6	$62.6	$252.0	$200.1	$50.0
Price (UNM closing price on last trading day of period)			$45.22	$41.03	$24.57

Leverage Ratio[2]			22.1%	23.4%	25.1%

Holding Company Cash and Marketable Securities			$1,650	$1,571	$1,515

[1]Includes commissions of a de minimis amount for the three months ended December 31, 2023 and 2022, $0.1 million for the years ended December 31, 2023 and 2022, and no commissions for the year ended December 31, 2021. There was excise tax of $0.7 million and $1.9 million for the three months and year ended December 31, 2023, respectively, and no excise tax for the three months ended December 31, 2022 or years ended December 31, 2022 and 2021.

[2]Prior period ratios have been adjusted.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A3	A
Unum Life Insurance Company of America	A	A	A3	A
First Unum Life Insurance Company	A	A	A3	A
Colonial Life & Accident Insurance Company	A	A	A3	A
The Paul Revere Life Insurance Company	A	A	A3	A
Unum Insurance Company	A	A	A3	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Revenue
Premium Income	$2,551.7	$2,410.2	$10,046.0	$9,616.5	$9,475.0
Net Investment Income	530.8	524.4	2,096.7	2,122.2	2,213.2
Net Investment Gain (Loss)	(6.0)	6.6	(36.0)	(15.7)	76.7
Other Income	68.6	63.6	279.2	261.1	242.9
Total Revenue	3,145.1	3,004.8	12,385.9	11,984.1	12,007.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,820.1	1,778.8	7,257.1	6,994.6	7,553.4
Commissions	300.4	267.3	1,170.1	1,086.4	1,038.1
Interest and Debt Expense	49.2	47.2	194.8	188.5	185.0
Cost Related to Early Retirement of Debt	—	—	—	4.2	67.3
Deferral of Acquisition Costs	(164.7)	(137.8)	(632.2)	(556.9)	(523.2)
Amortization of Deferred Acquisition Costs	122.7	108.1	481.4	421.1	452.1
Other Expenses	588.7	567.7	2,274.6	2,096.2	1,974.5
Total Benefits and Expenses	2,716.4	2,631.3	10,745.8	10,234.1	10,747.2

Income Before Income Tax	428.7	373.5	1,640.1	1,750.0	1,260.6
Income Tax Expense	98.1	84.3	356.3	342.8	279.6

Net Income	$330.6	$289.2	$1,283.8	$1,407.2	$981.0

Weighted Average Shares Outstanding
Basic	194.7	198.8	196.7	200.6	204.2
Assuming Dilution	195.5	200.9	197.6	202.1	204.8

Actual Number of Shares Outstanding			193.4	197.8	202.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2023	12/31/2022	% Change	12/31/2023	12/31/2022	12/31/2021
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$136.6	$156.1	(12.5)%	$292.7	$295.3	$206.6
Group Short-term Disability	112.4	101.9	10.3	229.5	184.3	142.7
Group Life and AD&D	152.5	94.9	60.7	305.4	232.4	223.8
Subtotal	401.5	352.9	13.8	827.6	712.0	573.1
Supplemental and Voluntary
Voluntary Benefits	50.7	49.9	1.6	263.2	238.7	231.2
Individual Disability	27.9	25.9	7.7	108.9	90.8	75.0
Dental and Vision	41.6	41.2	1.0	84.1	73.8	62.4
Subtotal	120.2	117.0	2.7	456.2	403.3	368.6
Total Sales	$521.7	$469.9	11.0	$1,283.8	$1,115.3	$941.7

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$266.2	$229.0	16.2%	$521.3	$457.5	$371.5
Large Case Market	135.3	123.9	9.2	306.3	254.5	201.6
Subtotal	401.5	352.9	13.8	827.6	712.0	573.1
Supplemental and Voluntary	120.2	117.0	2.7	456.2	403.3	368.6
Total Sales	$521.7	$469.9	11.0	$1,283.8	$1,115.3	$941.7

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2023	12/31/2022	% Change	12/31/2023	12/31/2022	12/31/2021
Sales by Product
Unum UK
Group Long-term Disability	$9.3	$8.1	14.8%	$48.3	$43.3	$41.4
Group Life	11.6	6.5	78.5	61.4	55.5	31.3
Supplemental	4.0	2.6	53.8	28.0	17.1	17.0
Unum Poland	9.4	6.4	46.9	33.2	17.8	16.1
Total Sales	$34.3	$23.6	45.3	$170.9	$133.7	$105.8

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.9	$9.9	10.1%	$51.2	$42.7	$41.5
Large Case Market	10.0	4.7	112.8	58.5	56.1	31.2
Subtotal	20.9	14.6	43.2	109.7	98.8	72.7
Supplemental	4.0	2.6	53.8	28.0	17.1	17.0
Unum Poland	9.4	6.4	46.9	33.2	17.8	16.1
Total Sales	$34.3	$23.6	45.3	$170.9	$133.7	$105.8

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£7.5	£6.9	8.7%	£38.8	£34.5	£30.0
Group Life	9.3	5.7	63.2	49.4	45.4	22.8
Supplemental	3.3	2.2	50.0	22.6	13.5	12.3
Total Sales	£20.1	£14.8	35.8	£110.8	£93.4	£65.1

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.7	£8.5	2.4%	£41.2	£34.4	£30.2
Large Case Market	8.1	4.1	97.6	47.0	45.5	22.6
Subtotal	16.8	12.6	33.3	88.2	79.9	52.8
Supplemental	3.3	2.2	50.0	22.6	13.5	12.3
Total Sales	£20.1	£14.8	35.8	£110.8	£93.4	£65.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2023	12/31/2022	% Change	12/31/2023	12/31/2022	12/31/2021
Sales by Product
Accident, Sickness, and Disability	$115.0	$100.6	14.3%	$329.5	$310.6	$297.9
Life	45.8	41.1	11.4	132.1	121.5	111.0
Cancer and Critical Illness	28.7	28.3	1.4	78.0	76.0	70.9
Total Sales	$189.5	$170.0	11.5	$539.6	$508.1	$479.8

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$115.8	$107.0	8.2%	$347.4	$332.4	$313.2
Large Case Market	30.0	21.8	37.6	62.3	58.1	68.5
Subtotal	145.8	128.8	13.2	409.7	390.5	381.7
Public Sector	43.7	41.2	6.1	129.9	117.6	98.1
Total Sales	$189.5	$170.0	11.5	$539.6	$508.1	$479.8

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2023	2022
		As Adjusted
Assets

Investments
Fixed Maturity Securities - at fair value	$36,833.9	$34,840.8
Mortgage Loans	2,318.2	2,435.4
Policy Loans	3,620.2	3,601.2
Other Long-term Investments	1,579.4	1,440.1
Short-term Investments	1,610.7	1,394.8
Total Investments	45,962.4	43,712.3

Other Assets
Cash and Bank Deposits	146.0	119.2
Accounts and Premiums Receivable	1,543.7	1,482.1
Reinsurance Recoverable	9,108.4	9,608.0
Accrued Investment Income	633.9	615.0
Deferred Acquisition Costs	2,714.5	2,560.0
Goodwill	349.9	347.6
Property and Equipment	485.3	451.7
Deferred Income Tax	649.4	586.0
Other Assets	1,661.7	1,666.6

Total Assets	$63,255.2	$61,148.5

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2023	2022
		As Adjusted
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits[1]	$40,009.4	$38,577.1
Policyholders' Account Balances[1]	5,667.7	5,740.2
Unearned Premiums	380.2	365.5
Other Policyholders’ Funds	1,615.7	1,750.4
Income Tax Payable	190.0	190.9
Deferred Income Tax	27.0	25.2
Short-term Debt	—	2.0
Long-term Debt	3,430.4	3,427.8
Other Liabilities	2,283.4	2,334.4

Total Liabilities	53,603.8	52,413.5

Stockholders’ Equity
Common Stock	19.4	30.8
Additional Paid-in Capital	1,547.8	2,441.0
Accumulated Other Comprehensive Loss	(3,308.0)	(3,448.3)
Retained Earnings	11,431.5	13,141.3
Treasury Stock - at cost	(39.3)	(3,429.8)

Total Stockholders’ Equity	9,651.4	8,735.0

Total Liabilities and Stockholders’ Equity	$63,255.2	$61,148.5

1We previously reported Policy and Contract Benefits and Reserves for Future Policy Benefits in our consolidated balance sheet for December 31, 2022. As a part of the adoption of ASU 2018-12, these balances were reclassified into new line items, Future Policy Benefits and Policyholders' Account Balances. Certain prior year amounts have been reclassified to conform to current year presentation.

6. 1

Unum Group Balance Sheets by Segment - December 31, 2023

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,621.9	$2,076.6	$4,608.4	$13,306.9	$2,806.7	$3,144.3	$24,067.0	$2,637.5	$45,962.4
Deferred Acquisition Costs	63.6	48.9	1,119.7	1,232.2	46.9	1,435.4	—	—	2,714.5
Goodwill	8.9	—	271.1	280.0	42.2	27.7	—	—	349.9
Reinsurance Recoverable	42.9	9.0	174.9	226.8	107.2	5.5	8,768.9	—	9,108.4
All Other	124.8	211.7	178.7	515.2	369.9	217.5	2,436.9	1,580.5	5,120.0
Total Assets	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

Liabilities
Future Policy Benefits	$5,200.8	$923.0	$3,295.3	$9,419.1	$2,305.3	$1,997.8	$26,287.2	$—	$40,009.4
Policyholders' Account Balances	—	—	678.1	678.1	—	869.8	4,119.8	—	5,667.7
Unearned Premiums	1.7	6.3	46.6	54.6	151.4	44.5	129.7	—	380.2
Other Policyholders' Funds	32.3	813.0	28.6	873.9	66.0	8.0	667.8	—	1,615.7
Debt	—	—	—	—	—	—	—	3,430.4	3,430.4
All Other	32.1	51.2	152.6	235.9	84.4	60.1	505.8	1,614.2	2,500.4
Total Liabilities	5,266.9	1,793.5	4,201.2	11,261.6	2,607.1	2,980.2	31,710.3	5,044.6	53,603.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,549.7	645.1	2,274.4	4,469.2	778.0	1,799.5	5,483.5	(237.6)	12,292.6
Net Unrealized Loss on Securities and Net Gain (Loss) on Hedges	(152.0)	(114.2)	(159.2)	(425.4)	(95.5)	(108.0)	(774.9)	(589.0)	(1,992.8)
Effect of Change in Discount Rate Assumption on the Liability for Future Policy Benefits	197.5	21.8	36.4	255.7	83.3	158.7	(1,146.1)	—	(648.4)
Total Allocated Stockholders' Equity	1,595.2	552.7	2,151.6	4,299.5	765.8	1,850.2	3,562.5	(826.6)	9,651.4

Total Liabilities and Allocated Stockholders' Equity	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2022 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,139.5	$2,369.9	$4,516.6	$14,026.0	$2,677.2	$3,126.1	$22,028.9	$1,854.1	$43,712.3
Deferred Acquisition Costs	61.0	49.3	1,074.8	1,185.1	37.0	1,337.9	—	—	2,560.0
Goodwill	8.9	—	271.1	280.0	39.9	27.7	—	—	347.6
Reinsurance Receivable	49.5	10.6	212.1	272.2	83.5	5.2	9,247.1	—	9,608.0
All Other	76.7	341.2	175.1	593.0	291.8	78.1	2,500.6	1,457.1	4,920.6
Total Assets	$7,335.6	$2,771.0	$6,249.7	$16,356.3	$3,129.4	$4,575.0	$33,776.6	$3,311.2	$61,148.5

Liabilities
Future Policy Benefits	$5,564.4	$973.5	$3,172.4	$9,710.3	$2,063.3	$1,858.4	$24,945.1	$—	$38,577.1
Policyholders' Account Balances	—	—	679.6	679.6	—	869.2	4,191.4	—	5,740.2
Unearned Premiums	1.6	6.6	47.6	55.8	130.4	42.7	136.6	—	365.5
Other Policyholders' Funds	32.7	905.6	31.1	969.4	45.9	9.5	725.6	—	1,750.4
Debt	—	—	—	—	—	—	—	3,429.8	3,429.8
All Other	24.4	94.6	207.2	326.2	86.0	54.8	532.6	1,550.9	2,550.5
Total Liabilities	5,623.1	1,980.3	4,137.9	11,741.3	2,325.6	2,834.6	30,531.3	4,980.7	52,413.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,668.0	908.4	2,225.8	4,802.2	770.6	1,689.4	5,106.7	(909.8)	11,459.1
Net Unrealized Loss on Securities and Net Gain (Loss) on Hedges	(255.9)	(148.5)	(226.6)	(631.0)	(112.5)	(175.5)	(1,359.3)	(759.7)	(3,038.0)
Effect of Change in Discount Rate Assumption on the Liability for Future Policy Benefits	300.4	30.8	112.6	443.8	145.7	226.5	(502.1)	—	313.9
Total Allocated Stockholders' Equity	1,712.5	790.7	2,111.8	4,615.0	803.8	1,740.4	3,245.3	(1,669.5)	8,735.0

Total Liabilities and Allocated Stockholders' Equity	$7,335.6	$2,771.0	$6,249.7	$16,356.3	$3,129.4	$4,575.0	$33,776.6	$3,311.2	$61,148.5

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2023	12/31/2022	% Change	12/31/2023	12/31/2022	% Change
		As Adjusted			As Adjusted
Premium Income
Unum US	$1,670.5	$1,580.6	5.7%	$6,579.2	$6,251.4	5.2%
Unum International	218.1	178.3	22.3	825.2	718.8	14.8
Colonial Life	434.8	420.4	3.4	1,726.1	1,702.0	1.4
Closed Block	228.3	230.9	(1.1)	915.5	944.3	(3.0)
	2,551.7	2,410.2	5.9	10,046.0	9,616.5	4.5
Net Investment Income
Unum US	158.4	166.9	(5.1)	639.9	676.3	(5.4)
Unum International	33.2	47.8	(30.5)	137.2	170.1	(19.3)
Colonial Life	38.9	37.3	4.3	153.5	152.7	0.5
Closed Block	270.3	252.9	6.9	1,066.3	1,070.6	(0.4)
Corporate	30.0	19.5	53.8	99.8	52.5	90.1
	530.8	524.4	1.2	2,096.7	2,122.2	(1.2)
Other Income
Unum US	54.4	49.5	9.9	220.5	196.3	12.3
Unum International	0.6	0.2	200.0	1.6	0.9	77.8
Colonial Life	0.3	0.3	—	1.2	1.1	9.1
Closed Block	12.5	12.4	0.8	52.6	58.0	(9.3)
Corporate	0.8	1.2	(33.3)	3.3	4.8	(31.3)
	68.6	63.6	7.9	279.2	261.1	6.9
Total Adjusted Operating Revenue
Unum US	1,883.3	1,797.0	4.8	7,439.6	7,124.0	4.4
Unum International	251.9	226.3	11.3	964.0	889.8	8.3
Colonial Life	474.0	458.0	3.5	1,880.8	1,855.8	1.3
Closed Block	511.1	496.2	3.0	2,034.4	2,072.9	(1.9)
Corporate	30.8	20.7	48.8	103.1	57.3	79.9
	$3,151.1	$2,998.2	5.1	$12,421.9	$11,999.8	3.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2023	12/31/2022	% Change	12/31/2023	12/31/2022	% Change
		As Adjusted			As Adjusted
Benefits and Expenses
Unum US	$1,541.2	$1,565.4	(1.5)%	$5,955.3	$5,980.6	(0.4)%
Unum International	212.5	171.2	24.1	823.8	748.2	10.1
Colonial Life	386.2	362.5	6.5	1,400.0	1,387.7	0.9
Closed Block	509.2	474.0	7.4	2,317.2	1,896.0	22.2
Corporate	67.3	58.2	15.6	249.5	221.6	12.6
	2,716.4	2,631.3	3.2	10,745.8	10,234.1	5.0

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	342.1	231.6	47.7	1,484.3	1,143.4	29.8
Unum International	39.4	55.1	(28.5)	140.2	141.6	(1.0)
Colonial Life	87.8	95.5	(8.1)	480.8	468.1	2.7
Closed Block	1.9	22.2	(91.4)	(282.8)	176.9	N.M.
Corporate	(36.5)	(37.5)	(2.7)	(146.4)	(164.3)	(10.9)
	434.7	366.9	18.5	1,676.1	1,765.7	(5.1)

Income Tax Expense	99.5	82.6	20.5	364.1	346.3	5.1

Income before Net Investment Gain (Loss)	335.2	284.3	17.9	1,312.0	1,419.4	(7.6)

Net Investment Gain (Loss) (net of tax expense (benefit) of $(1.4); $1.7; $(7.8); $(3.5))	(4.6)	4.9	(193.9)	(28.2)	(12.2)	131.1

Net Income	$330.6	$289.2	14.3	$1,283.8	$1,407.2	(8.8)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
					As Adjusted
Premium Income
Unum US	$1,670.5	$1,657.7	$1,641.4	$1,609.6	$1,580.6	$1,556.8	$1,571.0	$1,543.0
Unum International	218.1	210.6	207.9	188.6	178.3	173.3	179.4	187.8
Colonial Life	434.8	431.2	430.6	429.5	420.4	423.3	427.6	430.7
Closed Block	228.3	226.4	229.2	231.6	230.9	235.5	238.0	239.9
	2,551.7	2,525.9	2,509.1	2,459.3	2,410.2	2,388.9	2,416.0	2,401.4
Net Investment Income
Unum US	158.4	166.2	158.0	157.3	166.9	170.6	167.8	171.0
Unum International	33.2	27.3	45.8	30.9	47.8	37.0	50.8	34.5
Colonial Life	38.9	39.3	38.0	37.3	37.3	38.6	38.7	38.1
Closed Block	270.3	274.9	263.9	257.2	252.9	251.4	291.5	274.8
Corporate	30.0	18.3	25.4	26.1	19.5	14.0	10.2	8.8
	530.8	526.0	531.1	508.8	524.4	511.6	559.0	527.2
Other Income
Unum US	54.4	58.0	54.5	53.6	49.5	49.0	50.7	47.1
Unum International	0.6	0.5	0.1	0.4	0.2	0.2	0.3	0.2
Colonial Life	0.3	0.3	0.4	0.2	0.3	0.3	0.2	0.3
Closed Block	12.5	12.8	13.8	13.5	12.4	13.1	16.5	16.0
Corporate	0.8	—	2.3	0.2	1.2	0.4	1.0	2.2
	68.6	71.6	71.1	67.9	63.6	63.0	68.7	65.8
Total Adjusted Operating Revenue
Unum US	1,883.3	1,881.9	1,853.9	1,820.5	1,797.0	1,776.4	1,789.5	1,761.1
Unum International	251.9	238.4	253.8	219.9	226.3	210.5	230.5	222.5
Colonial Life	474.0	470.8	469.0	467.0	458.0	462.2	466.5	469.1
Closed Block	511.1	514.1	506.9	502.3	496.2	500.0	546.0	530.7
Corporate	30.8	18.3	27.7	26.3	20.7	14.4	11.2	11.0
	$3,151.1	$3,123.5	$3,111.3	$3,036.0	$2,998.2	$2,963.5	$3,043.7	$2,994.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
					As Adjusted
Benefits and Expenses
Unum US	$1,541.2	$1,395.3	$1,510.8	$1,508.0	$1,565.4	$1,324.8	$1,497.6	$1,592.8
Unum International	212.5	219.5	210.3	181.5	171.2	178.0	202.4	196.6
Colonial Life	386.2	287.2	353.5	373.1	362.5	289.1	369.9	366.2
Closed Block	509.2	869.0	476.6	462.4	474.0	461.7	482.4	477.9
Corporate	67.3	59.8	62.6	59.8	58.2	63.9	48.1	51.4
	2,716.4	2,830.8	2,613.8	2,584.8	2,631.3	2,317.5	2,600.4	2,684.9

Income (Loss) Before Income Tax Expense and Net Investment Gain (Loss)
Unum US	342.1	486.6	343.1	312.5	231.6	451.6	291.9	168.3
Unum International	39.4	18.9	43.5	38.4	55.1	32.5	28.1	25.9
Colonial Life	87.8	183.6	115.5	93.9	95.5	173.1	96.6	102.9
Closed Block	1.9	(354.9)	30.3	39.9	22.2	38.3	63.6	52.8
Corporate	(36.5)	(41.5)	(34.9)	(33.5)	(37.5)	(49.5)	(36.9)	(40.4)
	434.7	292.7	497.5	451.2	366.9	646.0	443.3	309.5

Income Tax Expense	99.5	66.3	105.3	93.0	82.6	132.3	72.9	58.5

Income Before Net Investment Gain (Loss)	335.2	226.4	392.2	358.2	284.3	513.7	370.4	251.0

Net Investment Gain (Loss)	(6.0)	(31.0)	0.9	0.1	6.6	(4.4)	(4.1)	(13.8)
Tax Expense (Benefit) on Net Investment Gain (Loss)	(1.4)	(6.6)	0.2	—	1.7	(1.0)	(1.0)	(3.2)
Net Income	$330.6	$202.0	$392.9	$358.3	$289.2	$510.3	$367.3	$240.4

Net Income Per Common Share - Assuming Dilution	$1.69	$1.02	$1.98	$1.80	$1.44	$2.53	$1.81	$1.18

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income	$1,670.5	$1,580.6	$6,579.2	$6,251.4	$6,072.0
Net Investment Income	158.4	166.9	639.9	676.3	721.6
Other Income	54.4	49.5	220.5	196.3	170.0
Total	1,883.3	1,797.0	7,439.6	7,124.0	6,963.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	995.9	1,029.8	3,808.5	3,970.9	4,430.3
Commissions	170.7	155.8	664.4	614.4	583.4
Deferral of Acquisition Costs	(84.1)	(73.7)	(314.7)	(273.1)	(257.8)
Amortization of Deferred Acquisition Costs	68.4	62.4	267.6	240.9	285.9
Other Expenses	390.3	391.1	1,529.5	1,427.5	1,291.2
Total	1,541.2	1,565.4	5,955.3	5,980.6	6,333.0

Income before Income Tax and Net Investment Gains and Losses	342.1	231.6	1,484.3	1,143.4	630.6
Reserve Assumption Updates	—	—	(128.8)	(170.8)	(231.7)
Adjusted Operating Income	$342.1	$231.6	$1,355.5	$972.6	$398.9

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.6%	65.2%	59.8%	66.3%	76.8%
Other Expense Ratio[2]	22.6%	24.0%	22.5%	22.2%	20.7%
Income Ratio			22.6%	18.3%	10.4%
Adjusted Operating Income Ratio	20.5%	14.7%	20.6%	15.6%	6.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023, 2022, and 2021.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$517.9	$492.5	$2,057.2	$1,911.7	$1,827.8
Group Short-term Disability	259.3	240.4	1,012.3	926.3	864.0
Total Premium Income	777.2	732.9	3,069.5	2,838.0	2,691.8
Net Investment Income	78.4	86.5	324.8	349.1	379.6
Other Income	53.5	48.3	211.6	191.8	165.7
Total	909.1	867.7	3,605.9	3,378.9	3,237.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	462.8	479.6	1,693.2	1,782.4	1,911.5
Commissions	57.9	53.3	230.5	211.3	199.8
Deferral of Acquisition Costs	(15.5)	(15.0)	(60.2)	(53.1)	(49.8)
Amortization of Deferred Acquisition Costs	15.5	15.0	57.6	53.0	84.2
Other Expenses	236.3	231.8	936.1	862.3	773.9
Total	757.0	764.7	2,857.2	2,855.9	2,919.6

Income Before Income Tax and Net Investment Gains and Losses	152.1	103.0	748.7	523.0	317.5
Reserve Assumption Updates	—	—	(121.0)	(121.0)	(215.0)
Adjusted Operating Income	$152.1	$103.0	$627.7	$402.0	$102.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.5%	65.4%	59.1%	67.1%	79.0%
Other Expense Ratio[2]	28.4%	29.7%	28.5%	28.5%	27.1%
Income Ratio			24.4%	18.4%	11.8%
Adjusted Operating Income Ratio	19.6%	14.1%	20.4%	14.2%	3.8%

Persistency:
Group Long-term Disability			90.8%	90.7%	89.6%
Group Short-term Disability			88.9%	88.9%	87.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023, 2022, and 2021.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Group Life	$424.7	$419.2	$1,679.0	$1,669.1	$1,641.9
Accidental Death & Dismemberment	44.3	44.0	175.5	173.7	165.1
Total Premium Income	469.0	463.2	1,854.5	1,842.8	1,807.0
Net Investment Income	21.9	25.2	90.1	100.3	104.0
Other Income	0.3	0.4	1.0	1.6	1.7
Total	491.2	488.8	1,945.6	1,944.7	1,912.7

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	325.9	362.3	1,347.7	1,415.9	1,734.8
Commissions	39.1	36.7	155.9	150.4	144.7
Deferral of Acquisition Costs	(9.7)	(10.4)	(38.6)	(37.3)	(36.1)
Amortization of Deferred Acquisition Costs	9.5	11.4	39.0	41.9	58.6
Other Expenses	58.4	62.4	229.9	231.1	213.8
Total	423.2	462.4	1,733.9	1,802.0	2,115.8

Income (Loss) Before Income Tax and Net Investment Gains and Losses	68.0	26.4	211.7	142.7	(203.1)
Reserve Assumption Update	—	—	—	(34.0)	—
Adjusted Operating Income (Loss)	$68.0	$26.4	$211.7	$108.7	$(203.1)

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	69.5%	78.2%	72.7%	78.7%	96.0%
Other Expense Ratio	12.5%	13.5%	12.4%	12.5%	11.8%
Income Ratio				7.7%
Adjusted Operating Income (Loss) Ratio	14.5%	5.7%	11.4%	5.9%	(11.2)%

Persistency:
Group Life			89.6%	88.9%	89.7%
Accidental Death & Dismemberment			88.7%	87.9%	89.1%

[1]Excludes the reserve assumption update that occurred during the third quarter of 2022.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$212.7	$204.5	$850.1	$833.7	$840.7
Individual Disability	140.3	110.8	527.0	461.1	459.8
Dental and Vision	71.3	69.2	278.1	275.8	272.7
Total Premium Income	424.3	384.5	1,655.2	1,570.6	1,573.2
Net Investment Income	58.1	55.2	225.0	226.9	238.0
Other Income	0.6	0.8	7.9	2.9	2.6
Total	483.0	440.5	1,888.1	1,800.4	1,813.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	207.2	187.9	767.6	772.6	784.0
Commissions	73.7	65.8	278.0	252.7	238.9
Deferral of Acquisition Costs	(58.9)	(48.3)	(215.9)	(182.7)	(171.9)
Amortization of Deferred Acquisition Costs	43.4	36.0	171.0	146.0	143.1
Other Expenses	95.6	96.9	363.5	334.1	303.5
Total	361.0	338.3	1,364.2	1,322.7	1,297.6

Income Before Income Tax and Net Investment Gains and Losses	122.0	102.2	523.9	477.7	516.2
Reserve Assumption Updates - Voluntary Benefits	—	—	(10.4)	(17.0)	(12.2)
Reserve Assumption Updates - Individual Disability	—	—	2.6	1.2	(4.5)
Adjusted Operating Income	$122.0	$102.2	$516.1	$461.9	$499.5

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	45.1%	43.4%	39.8%	43.6%	46.5%
Individual Disability[1]	44.4%	48.4%	44.3%	49.3%	46.0%
Dental and Vision	68.7%	65.9%	73.1%	71.6%	72.6%
Other Expense Ratio	22.5%	25.2%	22.0%	21.3%	19.3%
Income Ratio			31.7%	30.4%	32.8%
Adjusted Operating Income Ratio	28.8%	26.6%	31.2%	29.4%	31.8%

Persistency:
Voluntary Benefits			75.5%	75.8%	75.8%
Individual Disability			89.0%	89.5%	89.7%
Dental and Vision			77.1%	79.9%	86.0%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023, 2022, and 2021.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$98.6	$89.4	$396.1	$376.9	$401.9
Group Life	44.8	37.7	169.3	138.2	112.3
Supplemental	41.6	28.2	141.5	114.0	112.6
Unum Poland	33.1	23.0	118.3	89.7	90.2
Total Premium Income	218.1	178.3	825.2	718.8	717.0
Net Investment Income	33.2	47.8	137.2	170.1	132.7
Other Income	0.6	0.2	1.6	0.9	0.6
Total	251.9	226.3	964.0	889.8	850.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	146.5	121.6	579.8	549.6	553.0
Commissions	18.7	11.4	72.5	56.3	54.1
Deferral of Acquisition Costs	(3.8)	(2.7)	(14.6)	(12.0)	(12.8)
Amortization of Deferred Acquisition Costs	2.3	2.1	8.4	8.2	7.0
Other Expenses	48.8	38.8	177.7	146.1	139.1
Total	212.5	171.2	823.8	748.2	740.4

Income Before Income Tax and Net Investment Gains and Losses	39.4	55.1	140.2	141.6	109.9
Reserve Assumption Updates	—	—	17.9	(7.6)	(4.2)
Adjusted Operating Income	$39.4	$55.1	$158.1	$134.0	$105.7

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£79.6	£76.2	£318.5	£304.6	£292.0
Group Life	36.1	32.0	136.1	112.3	81.7
Supplemental	33.4	23.9	113.7	92.3	81.8
Total Premium Income	149.1	132.1	568.3	509.2	455.5
Net Investment Income	24.7	38.6	102.4	131.9	91.0
Other Income	0.1	—	0.2	0.1	0.1
Total	173.9	170.7	670.9	641.2	546.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	101.2	92.4	408.5	398.4	364.5
Commissions	9.1	5.8	37.4	31.8	28.7
Deferral of Acquisition Costs	(0.9)	(0.9)	(3.9)	(4.2)	(4.3)
Amortization of Deferred Acquisition Costs	1.4	1.4	5.2	5.3	4.5
Other Expenses	32.2	26.4	115.4	95.6	81.8
Total	143.0	125.1	562.6	526.9	475.2

Income Before Income Tax and Net Investment Gains and Losses	30.9	45.6	108.3	114.3	71.4
Reserve Assumption Updates	—	—	16.3	(5.3)	—
Adjusted Operating Income	£30.9	£45.6	£124.6	£109.0	£71.4

Weighted Average Pound/Dollar Exchange Rate	1.243	1.197	1.243	1.221	1.378

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	67.9%	69.9%	69.0%	79.3%	80.0%
Other Expense Ratio	21.6%	20.0%	20.3%	18.8%	18.0%
Income Ratio			19.1%	22.4%
Adjusted Operating Income Ratio	20.7%	34.5%	21.9%	21.4%	15.7%

Persistency:
Group Long-term Disability			92.5%	85.1%	89.3%
Group Life			83.0%	87.9%	86.5%
Supplemental			91.7%	92.8%	90.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$238.1	$234.9	$946.1	$948.9	$953.3
Life	108.4	97.9	426.5	401.1	384.7
Cancer and Critical Illness	88.3	87.6	353.5	352.0	352.2
Total Premium Income	434.8	420.4	1,726.1	1,702.0	1,690.2
Net Investment Income	38.9	37.3	153.5	152.7	172.0
Other Income	0.3	0.3	1.2	1.1	1.0
Total	474.0	458.0	1,880.8	1,855.8	1,863.2

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	231.2	216.0	798.1	826.1	911.7
Commissions	92.7	82.0	359.4	340.0	320.1
Deferral of Acquisition Costs	(76.8)	(61.4)	(302.9)	(271.8)	(252.6)
Amortization of Deferred Acquisition Costs	52.0	43.6	205.4	172.0	159.2
Other Expenses	87.1	82.3	340.0	321.4	297.0
Total	386.2	362.5	1,400.0	1,387.7	1,435.4

Income Before Income Tax and Net Investment Gains and Losses	87.8	95.5	480.8	468.1	427.8
Reserve Assumption Updates	—	—	(80.7)	(55.2)	(23.5)
Adjusted Operating Income	$87.8	$95.5	$400.1	$412.9	$404.3

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	53.2%	51.4%	50.9%	51.8%	55.3%
Other Expense Ratio	20.0%	19.6%	19.7%	18.9%	17.6%
Income Ratio			27.9%	27.5%	25.3%
Adjusted Operating Income Ratio	20.2%	22.7%	23.2%	24.3%	23.9%

Persistency:
Accident, Sickness, and Disability			73.6%	73.3%	75.4%
Life			85.1%	84.5%	85.5%
Cancer and Critical Illness			82.4%	82.3%	82.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023, 2022, and 2021.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
		As Adjusted		As Adjusted
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.8	$174.4	$696.0	$697.4	$704.3
All Other	53.5	56.5	219.5	246.9	291.5
Total Premium Income	228.3	230.9	915.5	944.3	995.8
Net Investment Income	270.3	252.9	1,066.3	1,070.6	1,159.0
Other Income	12.5	12.4	52.6	58.0	65.1
Total	511.1	496.2	2,034.4	2,072.9	2,219.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	446.6	411.4	2,070.7	1,648.0	1,658.4
Commissions	18.3	18.1	73.8	75.7	80.5
Other Expenses	44.3	44.5	172.7	172.3	194.2
Total	509.2	474.0	2,317.2	1,896.0	1,933.1

Income (Loss) Before Income Tax and Net Investment Gains and Losses	1.9	22.2	(282.8)	176.9	286.8
Amortization of the Cost of Reinsurance	11.0	11.8	44.1	50.3	69.8
Non-Contemporaneous Reinsurance	8.4	10.3	34.8	34.4	32.9
Transaction Costs Related to Closed Block Individual Disability Reinsurance Transaction	—	—	—	—	6.2
Reserve Assumption Updates - Long-term Care	—	—	368.1	(2.9)	24.4
Reserve Assumption Updates - All Other	—	—	0.7	(6.8)	—
Adjusted Operating Income	$21.3	$44.3	$164.9	$251.9	$420.1

Interest Adjusted Loss Ratio:
Long-term Care[1]	107.4%	85.4%	97.9%	84.0%	78.4%

Operating Ratios (% of Premium Income):
Other Expense Ratio[2]	14.6%	14.2%	14.0%	12.9%	11.9%
Income (Loss) Ratio	0.8%	9.6%	(30.9)%	18.7%	28.8%
Adjusted Operating Income Ratio	9.3%	19.2%	18.0%	26.7%	42.2%

Persistency:
Long-term Care			95.6%	95.7%	95.6%

[1]Excludes the long-term care reserve assumption updates that occurred during the third quarters of 2023, 2022, and 2021.
[2]Excludes amortization of the cost of reinsurance. Also excluded are transaction costs related to the second phase of the Closed Block individual disability reinsurance transaction that occurred during the first quarter of 2021.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2021
Adjusted Operating Revenue
Net Investment Income	$30.0	$19.5	$99.8	$52.5	$27.9
Other Income	0.8	1.2	3.3	4.8	6.2
Total	30.8	20.7	103.1	57.3	34.1

Interest, Debt, and Other Expenses	67.3	58.2	249.5	221.6	305.3

Loss Before Income Tax and Net Investment Gains and Losses	(36.5)	(37.5)	(146.4)	(164.3)	(271.2)
Impairment Loss on Internal-Use Software	—	—	—	—	12.1
Costs Related to Early Retirement of Debt	—	—	—	—	67.3
Impairment Loss on Right of Use Asset	—	—	—	—	13.9
Adjusted Operating Loss	$(36.5)	$(37.5)	$(146.4)	$(164.3)	$(177.9)

Unum Group Investments

	12/31/2023			12/31/2023	12/31/2022
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$23,976.8	65.2%	Earned Book Yield	4.45%	4.57%
Mortgage-Backed/Asset-Backed Securities	644.1	1.7	Average Duration (in years)	8.41	7.75
Private Placements	5,526.5	15.0
High Yield	1,489.0	4.0
Government Securities	1,515.5	4.1
Municipal Securities	3,678.4	10.0
Redeemable Preferred Stocks	3.6	—
Total	$36,833.9	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	12/31/2023	12/31/2022
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$283.6	$275.0
Aaa	2.2%	2.1%	Private Equity Partnerships	571.9	485.3
Aa	15.7	15.3	Real Asset Partnerships	470.7	434.0
A	29.9	30.4	Total	$1,326.2	$1,194.3
Baa	48.1	48.2
Below Baa	4.1	4.0
Total	100.0%	100.0%	Non-Current Investments	$—	$—

Unum Group Investments at December 31, 2023

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,558.0	$(105.5)	$1,643.4	$165.5	$914.6	$60.0
Capital Goods	3,344.6	(69.3)	1,871.0	183.9	1,473.6	114.6
Communications	2,264.9	(45.8)	1,050.0	164.4	1,214.9	118.6
Consumer Cyclical	1,433.9	(63.0)	946.5	100.4	487.4	37.4
Consumer Non-Cyclical	6,404.3	(286.7)	3,765.2	492.5	2,639.1	205.8
Energy	2,611.5	32.2	1,099.3	92.4	1,512.2	124.6
Financial Institutions	3,858.7	(301.5)	2,984.3	351.2	874.4	49.7
Mortgage/Asset-Backed	644.1	(13.9)	377.0	24.0	267.1	10.1
Sovereigns	890.7	(91.4)	462.8	121.2	427.9	29.8
Technology	1,506.9	(102.3)	1,227.2	120.8	279.7	18.5
Transportation	1,691.5	(94.0)	1,115.7	136.6	575.8	42.6
U.S. Government Agencies and Municipalities	4,303.2	(356.7)	2,479.2	517.3	1,824.0	160.6
Public Utilities	5,321.6	(76.6)	2,094.3	293.7	3,227.3	217.1
Total	$36,833.9	$(1,574.5)	$21,115.9	$2,763.9	$15,718.0	$1,189.4

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$582.0	$(8.3)		$73.8	$(0.3)
91 through 180 days	101.8	(3.5)		2.2	—
181 through 270 days	916.2	(16.4)		10.0	(0.2)
271 days to 1 year	619.5	(18.9)		9.0	(0.1)
Greater than 1 year	17,903.5	(2,613.2)		897.9	(103.0)
Total	$20,123.0	$(2,660.3)		$992.9	$(103.6)

14. 1

Appendix to Statistical Supplement

2023 Significant Items

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts." This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.
•We adjusted all prior period operating results, balance sheets, and related metrics throughout this document for the adoption of ASU 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts." Additionally, adjusted operating results also reflect the exclusion of reserve assumption updates as discussed in our "Non-GAAP Financial Measures" on page 15.2 for all prior periods with assumption updates.

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in a net reserve reduction of $243.3 million before tax, or $192.1 million after tax.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a net reserve reduction of $235.0 million before tax, or $185.9 million after tax.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $23.6 million of additional tax expense in operating earnings for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

Appendix to Statistical Supplement - Continued

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we recognized the following in 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Reinsurance recoverable of $1,132.5 million related to the policies on claim status (DLR cohort).
•A reduction to the cost of reinsurance, or prepaid reinsurance premium, of $99.4 million related to the DLR cohort. We amortized $44.1 million or $34.8 million after tax, of the cost of reinsurance in 2023, $50.3 million or $39.7 million after tax in 2022, and $69.8 million or $55.1 million after tax in 2021.
•Deposit asset of $5.0 million related to the ALR cohort.
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.

15.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. Due to the execution of the second phase of the reinsurance transaction occurring after January 1, 2021, the transition date of ASU 2018-12, in accordance with the provisions of the ASU related to non-contemporaneous reinsurance, we were required to establish the ceded reserves using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021 which resulted in higher ceded reserves compared to that which was reported historically. However, the direct reserves for the block reinsured in the second phase were calculated using the original discount rate utilized as of the transition date. Both the direct and ceded reserves are then remeasured at each reporting period using a current discount rate reflective of an upper-medium grade fixed-income instrument, with the changes recognized in other comprehensive income (loss). While the total equity impact is neutral, the different original discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. The impact of non-contemporaneous reinsurance will fluctuate depending on the magnitude of reserve changes during the period. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

15.2

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.4, other than book value per common share, which is presented on page 2.
15.3

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2023				2022
Total Revenue	$3,145.1	$3,092.5	$3,112.2	$3,036.1	$3,004.8	$2,959.1	$3,039.6	$2,980.6
Excluding:
Net Investment Gain (Loss)	(6.0)	(31.0)	0.9	0.1	6.6	(4.4)	(4.1)	(13.8)
Adjusted Operating Revenue	$3,151.1	$3,123.5	$3,111.3	$3,036.0	$2,998.2	$2,963.5	$3,043.7	$2,994.4

15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

Year Ended December 31, 2022
Unum US	$768.6	$4,675.8	16.4%
Unum International	161.8	781.6	20.7%
Colonial Life	325.9	1,642.5	19.9%
Core Operating Segments	1,256.3	7,099.9	17.7%
Closed Block	194.1	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,294.2	$10,993.8	11.8%

Year Ended December 31, 2021
Unum US	$315.6	$4,481.3	7.0%
Unum International	84.2	808.0	10.4%
Colonial Life	319.2	1,597.9	20.0%
Core Operating Segments	719.0	6,887.2	10.4%
Closed Block	268.6	4,265.6
Corporate	(69.7)	(1,046.1)
Total	$917.9	$10,106.7	9.1%

1Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 15.5. Due to the implementation of ASU 2018-12 for which the beginning balances of 2021 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2021 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2021. As a result, average equity for the year ended December 31, 2021 for certain of our segments will not compute using the historical allocated equity at December 31, 2020.
15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[2]	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2023
Unum US	$270.3	$4,451.9	24.3%
Unum International	31.2	777.0	16.1%
Colonial Life	69.3	1,789.3	15.5%
Core Operating Segments	370.8	7,018.2	21.1%
Closed Block	14.1	5,354.7
Corporate	(34.4)	(198.7)
Total	$350.5	$12,174.2	11.5%

Three Months Ended December 31, 2022
Unum US	$182.8	$4,783.4	15.3%
Unum International	48.1	730.1	26.4%
Colonial Life	75.3	1,678.5	17.9%
Core Operating Segments	306.2	7,192.0	17.0%
Closed Block	32.9	4,942.0
Corporate	(37.4)	(807.5)
Total	$301.7	$11,326.5	10.7%

2Excludes unrealized gain (loss) on securities and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2023	9/30/2023	12/31/2022	9/30/2022	12/31/2021	1/1/2021
Total Stockholders' Equity	$9,651.4	$9,618.1	$8,735.0	$8,402.8	$6,033.9	$4,166.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,919.1)	(3,948.4)	(3,028.4)	(3,486.3)	4,014.4	5,315.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(648.4)	1,688.5	313.9	681.7	(8,570.7)	(10,932.5)
Net Gain (Loss) on Hedges	(73.7)	(177.7)	(9.6)	13.5	61.8	97.8
Total Adjusted Stockholders' Equity	$12,292.6	$12,055.7	$11,459.1	$11,193.9	$10,528.4	$9,684.9

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	12/31/2023		12/31/2022		12/31/2021
Average Adjusted Stockholders' Equity	$12,174.2	$11,875.9	$11,326.5	$10,993.8	$10,106.7

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	December 31		December 31
	2023		2022
	(in millions)	per share*	(in millions)	per share*
Net Income	$330.6	$1.69	$289.2	$1.44
Excluding:
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(1.4); $1.7)	(4.6)	(0.02)	4.9	0.02
Amortization of the Cost of Reinsurance (net of tax benefit of $2.3; $2.5)	(8.7)	(0.04)	(9.3)	(0.04)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.8; $2.2)	(6.6)	(0.04)	(8.1)	(0.04)
After-tax Adjusted Operating Income	$350.5	$1.79	$301.7	$1.50

*Assuming Dilution.

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2023		2022		2021
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$1,283.8	$6.50	$1,407.2	$6.96	$981.0	$4.79
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $—; $14.2)	—	—	—	—	53.4	0.26
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(7.8); $(3.5); $1.9)	(28.2)	(0.14)	(12.2)	(0.07)	7.2	0.03
Total Net Investment Gain (Loss)	(28.2)	(0.14)	(12.2)	(0.07)	60.6	0.29
Items Related to Closed Block Individual Disability Reinsurance Transaction
Amortization of the Cost of Reinsurance (net of tax benefit of $9.3; $10.6; $14.7)	(34.8)	(0.18)	(39.7)	(0.20)	(55.1)	(0.27)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.3; $7.2; $7.0)	(27.5)	(0.14)	(27.2)	(0.13)	(25.9)	(0.12)
Transaction Costs (net of tax benefit of $—; $—; $1.2)	—	—	—	—	(5.0)	(0.02)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(62.3)	(0.32)	(66.9)	(0.33)	(86.0)	(0.41)
Reserve Assumption Updates (net of tax expense (benefit) of $(37.9); $51.2; $49.1)	(139.3)	(0.70)	192.1	0.96	185.9	0.91
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $—; $2.5)	—	—	—	—	(9.6)	(0.05)
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $—; $14.1)	—	—	—	—	(53.2)	(0.26)
Impairment Loss on ROU Asset (net of tax benefit of $—; $—; $2.9)	—	—	—	—	(11.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	—	—	(23.6)	(0.12)
After-tax Adjusted Operating Income	$1,513.6	$7.66	$1,294.2	$6.40	$917.9	$4.48

*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2023	2022	2021
		As Adjusted
Debt	$3,430.4	$3,429.8	$3,442.2
Including:
Lease Liability	62.6	67.9	82.6
Adjusted Debt and Lease Liability	$3,493.0	$3,497.7	$3,524.8

Total Stockholders' Equity	$9,651.4	$8,735.0	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,919.1)	(3,028.4)	4,014.4
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(648.4)	313.9	(8,570.7)
Net Gain (Loss) on Hedges	(73.7)	(9.6)	61.8
Equity, As Adjusted	12,292.6	11,459.1	10,528.4
Debt, As Adjusted and Lease Liability	3,493.0	3,497.7	3,524.8
Total Adjusted Capital	$15,785.6	$14,956.8	$14,053.2

Leverage Ratio	22.1%	23.4%	25.1%

	Three Months Ended
	December 31, 2023	December 31, 2022
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$185.0		£132.1	1.241	$163.9
Unum Poland	33.1	zł	106.1	0.244	25.9
Total	218.1				189.8
Unum US	1,670.5		$1,580.6		1,580.6
Colonial Life	434.8		$420.4		420.4
Core Operations	$2,323.4				$2,190.8

15.9

	Year Ended
	December 31, 2023	December 31, 2022
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$706.9		£509.2	1.244	$633.4
Unum Poland	118.3	zł	399.0	0.239	95.4
Total	825.2				728.8
Unum US	6,579.2		$6,251.4		6,251.4
Colonial Life	1,726.1		$1,702.0		1,702.0
Core Operations	$9,130.5				$8,682.2
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

Twelve Months Ended
December 31, 2023
Premium Income	$10,046.0
Unum US Group Disability Other Income[1]	211.6
$10,257.6

Expenses
Operating Expenses	$2,274.6
Excluding:
Amortization of the Cost of Reinsurance	(44.1)
Adjusted Operating Expenses	$2,230.5

Operating Expense Ratio	22.6%
Adjusted Operating Expense Ratio	21.7%

[1]Unum US Group Disability Other Income is primarily related to fee-based services.
15.10